EXHIBIT 99.1

FIRST AMENDMENT TO AMENDED
AND RESTATED LOAN AND SECURITY AGREEMENT
AND LIMITED FORBEARANCE AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of December 28, 2008, and is entered into by and among SPORT CHALET, INC., a Delaware corporation (the “Borrower”), SPORT CHALET VALUE SERVICES, LLC, a Virginia limited liability company (“SCVS”, and together with the Borrower, the “Obligated Parties”, and each individually, an “Obligated Party”), the financial institutions that are now or that hereafter become a party to the Loan Agreement (as defined below) (collectively, the “Lenders”, and each individually a “Lender”) and BANK OF AMERICA, N.A., a national banking association, as agent for the Lenders (the “Agent”).

RECITALS

WHEREAS, the Lenders, the Agent, and the Obligated Parties have entered into that certain Amended and Restated Loan and Security Agreement (as amended, restated, or otherwise modified from time to time, the “Loan Agreement”), dated as of June 20, 2008;

WHEREAS, Formula Availability is less than $10,500,000 and, as such, a Covenant Testing Trigger Date has occurred and a Covenant Testing Period is in effect.

WHEREAS, the Obligated Parties have informed the Lenders and the Agent that, as of December 31, 2008, an Event of Default has occurred under Section 11.1(c) of the Loan Agreement due to the failure of the Borrower to maintain an Fixed Charge Coverage Ratio of not less than 1.00 to 1.00 for the twelve consecutive month period ending on such date (the “Existing Event of Default”).

WHEREAS, the Borrower has requested a $1,500,000 Overadvance Loan resulting from the  Borrowing Base exceeding the aggregate Revolver Commitments ($1.5MM Overadvance).

WHEREAS, the Obligated Parties have requested that the Lenders and the Agent agree to the $1.5MM Overadvance and forbear from exercising available rights and remedies arising as a result of the Existing Event of Default all pursuant to the terms and conditions set forth herein.

WHEREAS, the parties hereto are entering into this Amendment with the understanding and agreement that, except as expressly set forth herein, none of the Agent’s nor the Lenders’ rights or remedies as set forth in the Loan Agreement and the other Loan Documents are being waived or modified by the terms of this Amendment.

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Loan Agreement and this Amendment, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

DEFINITIONS

Definitions.  Initially capitalized terms used but not otherwise defined in this Amendment have the meanings given thereto in the Loan Agreement, as amended hereby.

AMENDMENT

Section 2.1      Section 1(e)  of the Post Closing Agreement is hereby amended and restated to read in its entirety as follows:

“(e)           Sport Chalet Team Sales, Inc.  On or before March 31, 2009, Borrower shall have (i) delivered to Agent satisfactory certificates of existence, good standing and tax status (as applicable) for Team Sales from the State of California; (ii) caused Team Sales to execute and deliver to Agent such agreements as may reasonably be required to cause Team Sales to become an Obligated Party to the Loan Agreement, guaranty the Obligations, and grant a first priority, perfected security interest (subject only to Permitted Liens) to Agent in each of the classes of assets as Borrower has granted as Collateral as security for the Obligations; and (iii) caused counsel for Team Sales to deliver to Agent a favorable opinion covering the due authorization, execution, delivery and enforceability of foregoing documents, non-contravention and perfection of the foregoing security interests, all consistent with the opinions delivered on behalf of Borrower and Value Services on the Closing Date;”

LIMITED FORBEARANCE

Limited Forbearance Period.  As used herein, the “Limited Forbearance Period” means the period beginning upon the satisfaction of the conditions precedent set forth in Section 6.1 below, and ending on the date which is the earlier of (a) the occurrence of any Default or Event of Default (other than the Existing Event of Default and the Excluded Defaults); or (b) January 31, 2009.

Excluded Defaults.  As used in this Amendment, "Excluded Defaults" means  each of the following potential Defaults:

(a)           The third sentence of Section 9.1.7 of the Loan Agreement.

(b)           Section 9.1.17 of the Loan Agreement as to the Existing Event of Default and the Excluded Defaults.

(c)           Section 9.1.21 of the Loan Agreement.

(d)           The second sentence of Section 9.2 of the Loan Agreement insofar as the effect of general economic conditions in the United States as of the date of this Amendment which may constitute a Material Adverse Effect.

(e)           Section 10.2.1 of the Loan Agreement insofar as trade payables which may not be paid in the Ordinary Course of Business.

Limited Forbearance. In reliance upon the acknowledgements, confirmations, representations, warranties, and agreements of the Obligated Parties set forth in this Amendment, and  subject to the terms and conditions set forth herein, during the Limited Forbearance Period only, the Agent and the Lenders will forbear from exercising their rights and remedies under the Loan Agreement, the other Loan Documents and applicable law in respect of or arising out of the Existing Event of Default.  Notwithstanding the foregoing forbearance:  (i) no LIBOR Rate Portion may be requested; (ii) the Agent and the Lenders will retain all of their rights set forth in the Loan Agreement and the other Loan Documents to inspect the properties of the Obligated Parties at any time and without prior notice during the continuation of an Event of Default (including the Existing Event of Default) and during the Limited Forbearance Period; and (iii) the Agent and the Lenders will retain all rights under the powers of attorney granted under the Loan Documents during the continuance of an Event of Default, provided that during the Limited Forbearance period only, neither the Agent nor the Lenders will exercise the rights under Section 8.7(b)(i), (ii), (iii), (vi), (viii) or (xii) but only as to the exercise of remedies upon an Event of Default.

Reservation of Rights; No Waiver.  Subject to Section 3.2 above solely with respect to the Existing Event of Default, the Agent and the Lenders reserve the right, in their sole discretion, to exercise any or all of their rights and remedies hereunder and under the Loan Documents and applicable law as a result of any other Defaults or Events of Default occurring at any time.  The Agent and the Lenders have not waived, and are not by this Amendment waiving, the Existing Event of Default or any other Defaults or Events of Default that may be continuing on the date hereof or any other Defaults or Events of Default that may otherwise exist or occur after the date of this Amendment (whether the same or similar to the Existing Event of Default or otherwise), and the Agent and the Lenders have not agreed to forbear with respect to any of their rights or remedies concerning any other Defaults or Events of Default occurring at any time (other than the Existing Event of Default, solely during the Limited Forbearance Period and solely to the extent expressly set forth herein).  Nothing in this Amendment, and no delay on the part of the Agent or the Lenders in exercising any of their rights or remedies under the Loan Documents or applicable law, may be construed as a waiver of any of such rights or remedies.

Tolling.  All periods of limitations specified by statutes and all defenses of laches or waiver as to the Existing Event of Default will be tolled and otherwise suspended during the Limited Forbearance Period.

Temporary Overadvance.  Agent and Lenders agree to permit the $1.5MM Overadvance from the date hereof until January 13, 2009.  If the $1.5MM Overadvance is not paid in full by January 13, 2009,  it will be an Event of Default. This one time $1.5MM Overadvance is permitted only under the terms and conditions hereof and nothing herein shall constitute a consent to, or a commitment to permit, any other Overadvance.

ACKNOWLEDGEMENTS

Acknowledgements by Obligated Parties.  As a material inducement to the Agent and the Lenders to enter into this Amendment, each of the Obligated Parties hereby acknowledges, confirms, represents, warrants, and agrees that:

Recitals True.  Each of the Recitals set forth above is true and correct.

Acknowledgment of Liens and Obligations.  The Borrower is indebted to the Agent and the Lenders pursuant to the Loan Agreement and all of the Obligations are owing by the Borrower to the Agent and the Lenders without offset, defense, or counterclaim of any kind, nature, or description whatsoever) and the Agent has and will continue to have valid, enforceable, and perfected first-priority liens upon, and security interests in, all of the Collateral as security for the Obligations.  No Obligated Party will contest any of the foregoing.

Binding Effect of Documents. (i) Each Loan Document to which any Obligated Party is a party has been duly executed and delivered to the Agent and the Lenders by such Obligated Party, and each such Loan Document is and will remain in full force and effect as of the date of this Amendment (and after giving effect hereto); (ii) the agreements and obligations of the Obligated Parties contained in the Loan Documents and in this Amendment constitute the legal, valid, and binding obligations of such Obligated Parties, enforceable against such Obligated Parties in accordance with their respective terms; and no Obligated Party has any valid defense to the enforcement of the Obligations; and (iii) the Agent and the Lenders are and will be entitled to the rights, remedies, and benefits provided for hereunder and under the Loan Documents and applicable law.

Acknowledgment of Defaults. (i) The Existing Event of Default has occurred and is continuing, and constitutes a material Event of Default under the Loan Documents and entitles the Agent and the Lenders to exercise their default rights and remedies under the Loan Documents, applicable law or otherwise; (ii) neither the Agent nor any of the Lenders has waived, and none of them presently intends to waive, such Existing Event of Default; and (iii) nothing contained herein or the transactions contemplated hereby will be deemed to constitute any such waiver.  No Default or Event of Default has occurred other than the Existing Event of Default.

Power and Authority. Such Obligated Party has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, this Amendment and under the Loan Agreement as amended by this Amendment.

Authorization of Agreements. The execution and delivery of this Amendment by such Obligated Party and the performance by the Obligated Parties of the Loan Agreement as amended hereby, have been duly authorized by all necessary action, and this Amendment has been duly executed and delivered by such Obligated Party.

Representations and Warranties in the Loan Agreement.  Each Obligated Party confirms that, as of the date hereof, the representations and warranties contained in the Loan Agreement and each other Loan Document are true and correct in all material respects as set forth in the Loan Agreement or such other Loan Document (except to the extent any such representation and warranty is expressly stated to have been made as of a specific date, in which case it is true and correct as of such specific date).

Team Sales.    Each Obligated Party confirms that Team Sales does not own any material assets other than inventory and accounts receivable and does not have and will not have any interest in or ownership of any Inventory in excess of $2,0000,000 at any time.  The Obligated Parties further confirm that none of the assets of Team Sales is or will be included in the Borrowing Base or the Borrowing Base Certificate.

The acknowledgements, confirmations, representations, warranties, and agreements made by the Obligated Parties above will survive the execution and delivery hereof and the termination of the Limited Forbearance Period.

CONDITIONS PRECEDENT

Conditions Precedent.  This Amendment shall not be binding upon the Lenders and the Agent until each of the following conditions precedent has been satisfied in form and substance satisfactory to the Agent and Agent has informed Borrower in writing that such conditions precedent  have either been satisfied or waived by Agent.

The representations and warranties contained herein and in the Loan Agreement, as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date (such representations and warranties being true and correct in all material respects as of the specified date relative thereto);

No Default or Event of Default shall have occurred and be continuing other than the Existing Event of Default and the Excluded Defaults.

The Obligated Parties shall have delivered to the Agent an executed original of this Amendment;

The Obligated Parties shall have paid to the Agent all fees, costs, and expenses owed to and/or incurred by the Agent arising in connection with this Amendment;

The Agent shall have received such other documents, corporate resolutions, corporate certificates, legal opinions and information, including, without limitation, any third party consents, that the Agent shall require, each in form and substance satisfactory to the Agent; and

All proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to the Agent in its sole and absolute discretion.

MISCELLANEOUS

Loan Documents Unmodified.  Except as otherwise specifically modified by this Amendment, all terms and provisions of the Loan Agreement and all other Loan Documents, as modified hereby, shall remain in full force and effect.  Nothing contained in this Amendment shall in any way impair the validity or enforceability of the Loan Documents, as modified hereby, or alter, waive, annul, vary, affect, or impair any provisions, conditions, or covenants contained therein or any rights, powers, or remedies granted therein, except as otherwise specifically provided in this Amendment.  Subject to the terms of this Amendment, any Lien and/or security interest granted to the Lenders in the Collateral set forth in the Loan Documents shall remain unchanged and in full force and effect and the Loan Agreement and the other Loan Documents shall continue to secure the payment and performance of all of the Obligations.  The parties hereto agree to be bound by the terms and conditions of the Loan Agreement and other Loan Documents as amended by this Amendment, as though such terms and conditions were set forth herein.  Each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment, and each reference herein or in any other Loan Document to the “Loan Agreement” or “Agreement” shall mean and be a reference to the Loan Agreement as amended and modified by this Amendment.

Parties, Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the Obligated Parties, the Lenders, the Agent, and their respective successors and permitted assigns.

Counterparts.  This Amendment may be executed in counterparts, each of which taken together shall constitute one instrument.  This Amendment may be executed and delivered by facsimile or electronic mail, and shall have the same force and effect as manually signed originals.  The Agent may require confirmation by a manually-signed original, but failure to request or deliver same shall not limit the effectiveness of any facsimile or electronically delivered signature.

Headings.  The headings, captions, and arrangements used in this Amendment are for convenience only, are not a part of this Amendment, and shall not affect the interpretation hereof.

Expenses of the Lenders and the Agent.  Without limiting the terms and conditions of the Loan Documents, the Obligated Parties agree to pay on demand:  (a) all costs and expenses incurred by the Lenders and the Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all subsequent amendments, modifications, and supplements hereto or thereto, including without limitation, the costs and fees of the Lenders’ or the Agent’s legal counsel; and (b) all costs and expenses reasonably incurred by the Lenders or the Agent in connection with the enforcement or preservation of any rights under the Loan Agreement, this Amendment, and/or the other Loan Documents, including without limitation, the costs and fees of the Lenders’ or Agent’s legal counsel and the costs and fees associated with any environmental due diligence conducted in relation hereto.

Choice of Law; Jury Trial Waiver; Etc.  This Amendment shall be governed by the laws of the State of California, without giving effect to any conflict of law principles (but giving effect to federal laws relating to national banks).  To the fullest extent not prohibited by Applicable Law, each of the parties hereto waives its right to a trial by jury, if any, in any action to enforce, defend, interpret, or otherwise concerning this Amendment.  Without limiting the applicability of any other provision of this Amendment, the terms of Sections 14.15 and 14.16 of the Loan Agreement shall apply to this Amendment.

Total Agreement.  This Amendment, the Loan Agreement, and all other Loan Documents embody the entire understanding of the parties with respect to the subject matter thereof and supersede all prior understandings regarding the same subject matter.

Acknowledgements and Release.  The Obligated Parties hereby acknowledge that:  (a) they have no defenses, claims or set-offs to the enforcement of the Obligations on the date hereof; (b) to their knowledge, the Lenders and the Agent have fully performed all undertakings and obligations owed to the Obligated Parties as of the date hereof; and (c) except to the limited extent expressly set forth in this Amendment, the Lenders and the Agent do not waive, diminish or limit any term or condition contained in the Loan Agreement or any of the other Loan Documents.

THE OBLIGATED PARTIES EACH HEREBY IRREVOCABLY RELEASE AND FOREVER DISCHARGE EACH “INDEMNITEE” (AS DEFINED IN THE LOAN AGREEMENT) (EACH INDEMNITEE, A “RELEASED PERSON”) OF AND FROM ALL DAMAGES, LOSSES, CLAIMS, DEMANDS, LIABILITIES, OBLIGATIONS, ACTIONS OR CAUSES OF ACTION WHATSOEVER (EACH A “CLAIM”) THAT ANY OBLIGATED PARTY MAY NOW HAVE OR CLAIM TO HAVE AGAINST ANY RELEASED PERSON ON THE DATE HEREOF, WHETHER KNOWN OR UNKNOWN, OF EVERY NATURE AND EXTENT WHATSOEVER, FOR OR BECAUSE OF ANY MATTER OR THING DONE, OMITTED OR SUFFERED TO BE DONE OR OMITTED BY ANY OF THE RELEASED PERSONS THAT BOTH (I) OCCURRED PRIOR TO OR ON THE DATE HEREOF AND (II) IS ON ACCOUNT OF OR IN ANY WAY CONCERNING, ARISING OUT OF OR FOUNDED UPON THE LOAN AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR AGENT'S ADMINISTRATION OF AND ACTIONS UNDER THE LOAN AGREEMENT OF ANY OTHER LOAN DOCUMENT (EACH, A "RELEASED CLAIM").

THE OBLIGATED PARTIES INTEND THE ABOVE RELEASE OF RELEASED CLAIMS TO COVER, ENCOMPASS, RELEASE, AND EXTINGUISH, INTER ALIA, ALL CLAIMS THAT MIGHT OTHERWISE BE RESERVED BY THE CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

EACH OF THE OBLIGATED PARTIES ACKNOWLEDGES THAT IT MAY HEREAFTER DISCOVER FACTS DIFFERENT FROM OR IN ADDITION TO THOSE NOW KNOWN OR BELIEVED TO BE TRUE WITH RESPECT TO SUCH RELEASED CLAIMS, AND AGREES THAT THIS AMENDMENT AND THE ABOVE RELEASE ARE AND WILL REMAIN EFFECTIVE IN ALL RESPECTS AS A RELEASE OF RELEASED CLAIMS NOTWITHSTANDING ANY SUCH DIFFERENCES OR ADDITIONAL FACTS.

WITHOUT LIMITING THE RESTRICTIONS ON THE OBLIGATIED PARTIES TO SELL OR ASSIGN ANY RIGHTS UNDER THE LOAN AGREEMENT, THE OBLIGATED PARTIES EACH REPRESENT AND WARRANT THAT IT HAS NOT HERETOFORE SOLD, ASSIGNED, TRANSFERRED, PLEDGED HYPOTHECATED OR PURPORTED TO HAVE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR HYPOTHECATED ANY RELEASED CLAIM.  THE OBLIGATED PARTIES EACH FURTHER REPRESENT AND WARRANT THAT BORROWER AND SCVS ARE THE SOLE OBLIGATED PARTIES UNDER THE LOAN AGREEMENT AND ARE THE SOLE OWNERS AND HOLDERS OF ALL RELEASED CLAIMS.

EACH OF THE OBLIGATED PARTIES WARRANTS AND REPRESENTS THAT IT HAS BEEN REPRESENTED BY INDEPENDENT COUNSEL THROUGHOUT ITS NEGOTIATION, REVIEW AND EXECUTION OF THIS AMENDMENT.

THIS AMENDMENT SHALL BE CONSTRUED AS THOUGH EACH OF AGENT AND THE OBLIGATED PARTIES PARTICIPATED EQUALLY IN ITS DRAFTING AND, IT SHALL BE INTERPRETED, WHEREVER POSSIBLE, TO MAKE IT VALID AND EFFECTIVE.  IF ANY PART OF THIS AMENDMENT IS DETERMINED TO BE INVALID, UNENFORCEABLE OR PROHIBITED, ONLY THAT PART SHOULD BE AFFECTED AND THE REST SHALL BE ENFORCED AS WRITTEN HERE.

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IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the day and year first written above.

SPORT CHALET, INC.,
a Delaware corporation

By:	/s/ Howard Kaminsky
Name:	Howard Kaminsky
Title:	EVP & CFO

SPORT CHALET VALUE SERVICES, LLC,
a Virginia limited liability company

By:	/s/ Howard Kaminsky
Name:	Howard Kaminsky
Title:	Manager

BANK OF AMERICA, N.A.

By:	/s/ Stephen King
Name:	Stephen King
Title:	SVP